Exhibit 10.2

EXECUTION VERSION

SECURITY AND PLEDGE AGREEMENT

THIS SECURITY AND PLEDGE AGREEMENT, dated as of the 5th day of November, 2021 (this “Agreement”), is made by CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), and by each of the undersigned Subsidiaries of Crawford and each other Subsidiary of Crawford that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit C (a “Pledgor Accession”; the undersigned and such other Subsidiaries, collectively, together with Crawford, the “Pledgors”), in favor of BANK OF AMERICA, N.A., as Administrative Agent for the Lenders party to the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties. Except as otherwise provided herein, capitalized terms used herein without definition have the meanings given to them in the Credit Agreement referred to below.

RECITALS

A.
Crawford, Crawford & Company Risk Services Investments Ltd., Crawford & Company (Canada) Inc. and Crawford & Company (Australia) Pty. Ltd., as the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 5, 2021 (as amended, modified, restated or supplemented from time to time prior to the date hereof, the “Credit Agreement”), providing for the availability of certain credit facilities to each of the Borrowers upon the terms and conditions set forth therein.
B.
As a condition to the extension of credit to the Borrowers under the Credit Agreement, each Subsidiary of Crawford that is a party hereto as of the date hereof has entered into a Guaranty Agreement, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the “Guaranty Agreement”), pursuant to which each such Subsidiary has guaranteed to the Secured Parties the payment in full of the Secured Obligations of the Borrowers under the Credit Agreement and the other Loan Documents. Additionally, certain other Subsidiaries of Crawford may from time to time after the date hereof enter into the Guaranty Agreement, pursuant to which such Subsidiaries will guarantee to the Secured Parties the payment in full of the Secured Obligations of the Borrowers under the Credit Agreement and the other Loan Documents.
C.
It is a further condition to the extension of credit to each Borrower under the Credit Agreement that the Pledgors shall have agreed, by executing and delivering this Agreement, to secure the payment in full of their respective obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents. The Secured Parties are relying on this Agreement in their decision to extend credit to each Borrower under the Credit Agreement, and would not enter into the Credit Agreement without the execution and delivery of this Agreement by the Pledgors.
D.
The Pledgors will obtain benefits as a result of the extension of credit to each Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to extend credit to each Borrower thereunder, each Pledgor hereby agrees as follows:

CHAR1\1838878v4

ARTICLE I

DEFINITIONS
I.1
Defined Terms. The following terms that are defined in the UCC are used in this Agreement as so defined (and, in the event any such term is defined differently for purposes of Article 9 of the UCC than for any other purpose or purposes of the UCC, the Article 9 definition shall govern): Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Intermediary, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Record, Securities Account, Securities Intermediary, Software, Supporting Obligations and Tangible Chattel Paper. In addition, the following terms have the meanings set forth below:
1.
“Collateral” has the meaning given to such term in Section 2.1.
2.
“Anti-Assignment Provisions” shall mean, collectively, Sections 9–406, 9–407, 9–408 and 9–409 of the UCC.
3.
“Collateral Accounts” has the meaning given to such term in Section 6.3.
4.
“Contracts” means, collectively, all rights of each Pledgor under all leases, contracts and agreements to which such Pledgor is now or hereafter a party, including, without limitation, all rights, privileges and powers under Ownership Agreements and Licenses, together with any and all extensions, modifications, amendments and renewals of such leases, contracts and agreements and all rights of such Pledgor to receive moneys due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such leases, contracts and agreements.
5.
“Copyright Collateral” means, collectively, all Copyrights and Copyright Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising.
6.
“Copyright License” means any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.
7.
“Copyrights” means, collectively, all of each Pledgor’s copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.
8.
“Excluded Accounts” has the meaning given to such term in Section 2.1.
9.
“License” means any Copyright License, Patent License or Trademark License.
10.
“Mobile Goods” means, collectively, all of each Pledgor’s motor vehicles, tractors, trailers, aircraft, rolling stock and other like property, whether or not the title thereto is governed

CHAR1\1838878v4

by a certificate of title or ownership, in each case whether now owned or existing or hereafter acquired.
11.
“Ownership Agreement” means any partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any such capital stock or equity interests and to which any Pledgor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time.
12.
“Patent Collateral” means, collectively, all Patents and all Patent Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.
13.
“Patent License” means any agreement now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, is in existence, or granting to any Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of any Pledgor under any such agreement.
14.
“Patents” means, collectively, all of each Pledgor’s letters patent, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions and improvements described therein, and all reissues, continuations, divisions, renewals, extensions, substitutions and continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.
15.
“Pledged Equity” means, collectively, (i) all of the issued and outstanding shares, interests or other equivalents of capital stock of each Person that is a direct Subsidiary of any Pledgor as of the date hereof or that becomes a direct Subsidiary of any Pledgor at any time after the date hereof, at any time now or hereafter owned by any Pledgor, whether voting or non-voting and whether common or preferred; (ii) all partnership, joint venture, limited liability company or other equity interests in each Person not a corporation that is a direct Subsidiary of any Pledgor as of the date hereof or that becomes a direct Subsidiary of any Pledgor at any time after the date hereof, at any time now or hereafter owned by any Pledgor; (iii) all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing; (iv) all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing (but subject to the provisions of Section 5.3), including, without limitation, all rights of such Pledgor to receive amounts due and to become due under or in respect of any Ownership Agreement or upon the termination thereof; (v) all rights of access to the books and records of any such Person; and (vi) all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under Applicable Law in connection therewith, including, without limitation, such Person’s right to vote and to manage and administer the business of any such Subsidiary pursuant to any applicable Ownership Agreement, in each case together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing.

CHAR1\1838878v4

16.
“Proceeds” has the meaning given to such term in Section 2.1.
17.
“Termination Requirements” means (i) the payment in full in cash of the Secured Obligations (as defined in Section 2.2) (other than contingent and indemnification obligations not then due and payable and other than Secured Obligations described in the following clause (iii), except as expressly set forth therein), (ii) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement and (iii) the termination of, and settlement of all obligations of all Consolidated Entities under, all Secured Hedge Agreements to which any Hedge Bank is a party and all Secured Cash Management Agreements to which any Cash Management Bank is a party to the extent the terms of such Secured Hedge Agreements and Secured Cash Management Agreements expressly require the termination thereof or settlement of the obligations of any Consolidated Entity thereunder as a result of the termination of the Credit Agreement.
18.
“Trademark Collateral” means, collectively, all Trademarks and Trademark Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.
19.
“Trademark License” means any agreement now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.
20.
“Trademarks” means, collectively, all of each Pledgor’s trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals, reissues and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.
21.
“UCC” means the Uniform Commercial Code as the same may be in effect from time to time in the State of New York; provided that if, by reason of Applicable Law, the validity, attachments, perfection (or opposability), effect of perfection or non-perfection or priority of any security interest in any Collateral granted under this Agreement or any other Credit Document is governed by the Uniform Commercial Code as in effect in another jurisdiction or by any other personal property security laws of any other jurisdiction, then as to the validity, attachment, perfection (or opposability), effect of perfection or of non-perfection or priority, as the case may be, of such security interest, “UCC” shall include the Uniform Commercial Code or such other personal property security laws as in effect from time to time in such other jurisdiction.
I.1
Other Terms; Construction. All terms in this Agreement that are not capitalized shall, unless the context otherwise requires, have the meanings provided by the UCC to the extent the same are used or defined therein.

CHAR1\1838878v4

ARTICLE II

CREATION OF SECURITY INTEREST
II.1
Pledge and Grant of Security Interest. Each Pledgor hereby pledges, assigns and delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of such Pledgor’s right, title and interest in and to the following property and assets of such Pledgor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the “Collateral”):
(i)
all Accounts;
(ii)
all As-Extracted Collateral;
(iii)
all Chattel Paper;
(iv)
the Commercial Tort Claims (if any) set forth on Annex I hereto;
(v)
all Contracts;
(vi)
all Copyright Collateral;
(vii)
all Deposit Accounts;
(viii)
all Documents;
(ix)
all Equipment;
(x)
all Fixtures;
(xi)
all General Intangibles;
(xii)
all Goods;
(xiii)
all Instruments;
(xiv)
all Inventory;
(xv)
all Investment Property;
(xvi)
all Letter-of-Credit Rights;
(xvii)
all Patent Collateral;
(xviii)
all Pledged Equity; provided, however, that, (A) the Pledged Equity of any Pledgor in a Foreign Subsidiary (excluding any Foreign Subsidiary Borrower but including any Disregarded Foreign Subsidiary that is not a Foreign Subsidiary Borrower) shall not exceed 65% of all voting Capital Stock of such Foreign Subsidiary, and (B) with respect to any Foreign Subsidiary Borrower or any Foreign Subsidiary Holding Company, only 65% of the Pledged Equity issued thereby shall secure the U.S. Obligations (but nothing in

CHAR1\1838878v4

this clause (xviii) limits the Pledged Equity issued by Foreign Subsidiary Borrowers or Foreign Subsidiary Holding Companies that secure the Foreign Obligations);
(xix)
all Software;
(xx)
all Supporting Obligations;
(xxi)
all Trademark Collateral;
(xxii)
all cash, cash equivalents and money of such Pledgor, wherever held;
(xxiii)
to the extent not covered or not specifically excluded by clauses (i) through (xxii) above, all of such Pledgor’s other personal property;
(xxiv)
all Records evidencing or relating to any of the foregoing or that are otherwise necessary or useful in the collection thereof;
(xxv)
all accessions, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions for any of the foregoing; and
(xxvi)
any and all proceeds, as defined in the UCC, products, rents, royalties and profits of or from any and all of the foregoing and, to the extent not otherwise included in the foregoing, (w) all payments under any insurance (whether or not the Administrative Agent is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral, (y) all claims and rights (but not obligations) to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, “Proceeds”). For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.

Notwithstanding the foregoing, the Administrative Agent may, in its sole discretion, reject or refuse to accept for credit toward payment of the Secured Obligations any Collateral that is an Account, Instrument, Chattel Paper, lease or other obligation or property of any kind due or owing from or belonging to a Sanctioned Person.

Notwithstanding anything to the contrary contained herein or in any other Security Document, Collateral shall not include (i) owned or leased Realty, (ii) any Pledged Equity issued by a Foreign Subsidiary that constitutes an Immaterial Subsidiary or any Pledged Equity (including, without limitation, any Pledged Equity constituting Investment Property, General Intangibles or Proceeds) to the extent excluded from Collateral pursuant to Section 2.1(xviii) above, (iii) any property the grant of a security interest in which is (A) prohibited by any requirement of Applicable Law of a Governmental Authority or (B) requires consent not obtained from any Governmental Authority pursuant to such requirement of Applicable Law, (iv) any contract, agreement, license, permit or intellectual property to the extent that such grant of a security interest therein is prohibited by, or constitutes a breach or default under or results in the termination of such contract, agreement, license, permit, intellectual property, or other document evidencing or giving rise to such contract, agreement, license, permit or intellectual property, (v) any Investment Property or Pledged Equity or General Intangibles constituting Pledged Equity issued by Persons other than Subsidiaries to the extent

CHAR1\1838878v4

that such grant of a security interest therein is prohibited under any applicable shareholder agreement or similar agreement or organizational document, except in each case under clause (iii), (iv) or (v) to the extent that such requirement of Applicable Law or the applicable provision of such contract, license, agreement, permit or other document or shareholder or similar agreement or organizational document is ineffective under Applicable Law (including, without limitation, pursuant to Anti-Assignment provisions), (vi) any Mobile Goods, (vii) any intent-to-use US trademark application for which an amendment to allege use or statement of use has not been filed and accepted by the US Patent and Trademark Office and that would otherwise be deemed invalidated, cancelled or abandoned due to the grant of a security interest thereon (provided that each intent-to-use application shall be considered Collateral immediately and automatically upon such filing and acceptance), (viii) any deposit account or securities account specifically used as a payroll account, a benefit account, a trust and similar customer account, a fiduciary account, an escrow account or a tax payment account (all of the accounts described in this clause (viii), the “Excluded Accounts”), and (ix) any assets that the Administrative Agent, in its sole discretion, agrees in writing after the date hereof that (A) the cost of obtaining the Lien therein is excessive in relation to the value of the Lien to afforded thereby or (B) obtaining a Lien therein is not commercially practical.

II.2
Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise) of (i) all Secured Obligations, including without limitation, (A) in the case of Crawford, all Secured Obligations of Crawford under the Credit Agreement and the other Loan Documents, including, without limitation, all principal of and interest on the Loans, all Unreimbursed Amounts, all fees, expenses, indemnities and other amounts payable by each Borrower under the Credit Agreement or any other Loan Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to any Borrower seeking relief under any Debtor Relief Law, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and all obligations of any Consolidated Entity to any Hedge Bank under any Secured Hedge Agreement (other than Excluded Swap Obligations), and all obligations of any Consolidated Entity to any Cash Management Bank under any Secured Cash Management Agreement, and (B) in the case of each other Pledgor, all of its liabilities and obligations as a Guarantor (as defined in the Guaranty Agreement) under the Guaranty Agreement and, with respect to all Secured Obligations, including without limitation the obligations described in the foregoing clauses (A) and (B) of this Section 2.2, (ii) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (iii) all fees, costs and expenses payable by the Pledgors under Section 8.1, in each case under or in connection with the foregoing whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due.
ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Pledgor represents and warrants as follows:

III.1
Ownership of Collateral. Each Pledgor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement, and except for other Permitted Liens. To the knowledge of each Pledgor, no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) UCC financing statements naming the Administrative Agent as secured party, (ii) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark

CHAR1\1838878v4

Office naming the Administrative Agent as secured party, (iii) filings with respect to which termination statements and other necessary releases have been delivered to the Administrative Agent for filing, and (iv) as may be otherwise permitted by the Credit Agreement, including, without limitation, with respect to Permitted Liens.
III.2
Security Interests; Filings. This Agreement, together with (i) the filing, with respect to each Pledgor, of duly completed UCC financing statements naming such Pledgor as debtor, the Administrative Agent as secured party, and describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on Annex A hereto, (ii) to the extent required by Applicable Law, the filing, with respect to each relevant Pledgor, of duly completed and executed assignments in the forms set forth as Exhibits A and B with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate, with regard to registered Copyright Collateral, Patent Collateral and Trademark Collateral of such Pledgor, as the case may be, (iii) in the case of uncertificated Pledged Equity that constitutes Collateral consisting of capital stock constituting securities under Article 8 of the UCC, registration of transfer thereof to the Administrative Agent on the issuer’s books or the execution by the issuer of a control agreement satisfying the requirements of Section 8-106 (or its successor provision) of the UCC, and (iv) the delivery to the Administrative Agent of all stock certificates and Instruments included in the Collateral (and assuming continued possession thereof by the Administrative Agent), creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, to the extent a security interest therein can be perfected by such filings or possession, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest, other than (x) actions required with respect to Collateral of the types excluded from Article 9 of the UCC or from the filing requirements under such Article 9 by reason of Section 9‑109, 9-309 or 9‑310 of the UCC and other than continuation statements required under the UCC, (y) other than as set forth in clause (z) below, any filings, recordations, notices or other actions outside of the United States that are necessary or desirable to be taken with respect to the granting or perfection of security interests or Liens in any of the Collateral or otherwise with respect to the performance of any obligations of any Pledgor hereunder, and (z) with respect to Crawford & Company EMEA/A-P Holdings Limited and Crawford & Company Adjusters Limited, presentation of the particulars of this Agreement to the Registrar of Companies pursuant to section 860 of the United Kingdom Companies Act 2006 within the period of 21 days beginning with the day after the date of the execution and delivery of this Agreement, together with a certified copy of this Agreement and fee.
III.3
Locations. Annex B lists, as to each Pledgor, (i) its exact legal name, (ii) the jurisdiction of its incorporation or organization, its federal tax identification number, and (if applicable) its organizational identification number and (iii) the addresses of its chief executive office, which is the location of all material original invoices, ledgers, Chattel Paper, Instruments and other records or information evidencing or relating to the Collateral of such Pledgor, in each instance except for any changes thereto made in accordance with the provisions of Section 4.2. Except as may be otherwise noted therein, all locations identified in Annex B are either leased or owned by the applicable Pledgor. As of the Closing Date, no Pledgor (x) presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex B, (y) has entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Annex B, or (z) has filed any tax return under any name other than its exact legal name, except as indicated beneath its name on Annex B.
III.4
Authorization; Consent. No authorization, consent or approval of, or declaration or filing with, any Governmental Authority (including, without limitation, any notice filing with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) is

CHAR1\1838878v4

required for, and no statutory or regulatory restrictions, prohibitions or limitations exist on, the valid execution, delivery and performance by any Pledgor of this Agreement, the grant by it of the Lien and security interest in favor of the Administrative Agent provided for herein, or the exercise by the Administrative Agent of its rights and remedies hereunder, except for (i) the filings described in Section 3.2, (ii) in the case of Accounts that constitute Collateral owing from any federal governmental agency or authority, the filing by the Administrative Agent of a notice of assignment in accordance with the federal Assignment of Claims Act of 1940, as amended, (iii) in the case of Pledged Equity that constitutes Collateral, such filings and approvals as may be required in connection with a disposition of any such Pledged Equity by laws affecting the offering and sale of securities generally, and (iv) in the case of the exercise of any rights and remedies under this Agreement in relation to the Pledged Equity issued by the UK Borrower or any direct or indirect parent company of the UK Borrower, any obligation to seek or obtain the prior approval of and/or notify the UK Financial Conduct Authority and the UK Prudential Regulation Authority (or any successor or replacement authority (or any other regulator to which the relevant entity becomes subject)) pursuant to Part XII of the UK Financial Services and Markets Act 2000 (headed “Control over Authorised Persons”).
III.5
No Contractual Restrictions. There are no contractual restrictions on any Pledgor’s ability to grant such Lien and security interest.
III.6
Accounts. Each Account is, or at the time it arises will be, (i) if such Account is material to the Pledgors, a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of Goods or services by the Pledgors or any of them, and (ii) not evidenced by any Tangible Chattel Paper or other Instrument with a face amount in excess of $2,500,000 unless such Tangible Chattel Paper or other Instrument has been duly endorsed to the order of the Administrative Agent and delivered to the Administrative Agent to be held as Collateral hereunder. To the knowledge of each Pledgor, there are no facts, events or occurrences that would in any way impair the validity or enforcement of any material Accounts except as set forth above.
III.7
Pledged Equity. As of the date hereof, the Pledged Equity required to be pledged hereunder by each Pledgor consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other equity interests (in the case of issuers other than corporations) as described beneath such Pledgor’s name in Annex C. All of such Pledged Equity has been duly and validly issued and is fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Pledged Equity, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer. As to each issuer thereof, the Pledged Equity pledged hereunder constitutes 100% of the outstanding capital stock of or other equity interests in such issuer, except as set forth in Annex C.
III.8
Intellectual Property. Annexes D, E and F correctly set forth all Copyrights, Patents and Trademarks registered with the U.S. Copyright Office or the U.S. Patent and Trademark Office owned by any Pledgor as of the date hereof (and as amended from time to time pursuant to Section 4.7) and used or proposed to be used in its business. Each such Pledgor owns or possesses the valid right to use all Copyrights, Patents and Trademarks necessary for the conduct of its business; all registrations therefor have been validly issued under Applicable Law and are in full force and effect; no claim has been made in writing or, to the knowledge of such Pledgor, orally, that any of such Copyrights, Patents or Trademarks is invalid or unenforceable or violates or infringes the rights of any other Person, and, to the knowledge of such Pledgor, there is no such violation or infringement in existence; and to the knowledge of such Pledgor, no other Person is presently infringing upon the rights of the applicable Pledgor with regard to any of such Copyrights, Patents or Trademarks.

CHAR1\1838878v4

III.9
[Reserved].
III.10
[Reserved].
III.11
Documents of Title. As of the date hereof, no bill of lading, warehouse receipt or other Document or Instrument of title is outstanding with respect to any Collateral other than Inventory in transit in the ordinary course of business to a location set forth on Annex B or to a customer of a Pledgor.
III.12
Commercial Tort Claims. Annex I lists, as of the date hereof and to the knowledge of each Pledgor, all Commercial Tort Claims in its favor in excess of $5,000,000 existing in favor of any Pledgor.
ARTICLE IV

COVENANTS
IV.1
Use and Disposition of Collateral. So long as no Event of Default shall have occurred and be continuing, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Loan Documents, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or grant any Lien with respect to any of the Collateral or any interest therein, except for the security interest created in favor of the Administrative Agent hereunder and except as may be otherwise permitted in accordance with the terms of this Agreement and the Credit Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Administrative Agent).
IV.2
Change of Name, Locations, etc. No Pledgor will (i) change its name, identity or organizational type, (ii) change its chief executive office from the location thereof listed on Annex B, (iii) change the jurisdiction of its incorporation or organization from the jurisdiction listed on Annex B (whether by merger or otherwise), (iv) file any document with the Internal Revenue Service using any name other than its exact legal name listed on Annex B, or (v) move any original invoices, ledgers, Chattel Paper, Instruments and other books, records or information evidencing or relating to the Collateral of such Pledgor, to a location not listed on Annex B, or keep or maintain any such Collateral or books, records or other information at a location not listed on Annex B, unless in each case such Pledgor has (1) given ten Business Days’ (or such shorter period as the Administrative Agent may agree) prior written notice to the Administrative Agent of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Administrative Agent may reasonably request, and (2) delivered to the Administrative Agent at least three Business Days (or such shorter period as the Administrative Agent may agree) prior to any such change or removal such documents, instruments and financing statements as may be required by the Administrative Agent, all in form and substance satisfactory to the Administrative Agent, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Administrative Agent, in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of Section 3.2.
IV.3
Accounts. Unless notified otherwise by the Administrative Agent in accordance with the terms hereof, each Pledgor shall endeavor to collect its Accounts and all amounts owing to it thereunder in accordance with business practices consistent with the historical business practices of such Pledgor as of the date hereof. At any time after the occurrence and during the continuance of an Event of Default, each Pledgor shall promptly (and in any event within ten Business Days) notify the Administrative Agent in writing of Accounts, General Intangibles or Chattel Paper that constitutes Collateral that constitute claims

CHAR1\1838878v4

against a federal governmental agency or authority and, upon request of the Administrative Agent but only to the extent not prohibited by the terms of the contract with the federal governmental agency or authority related thereto or requirements of Applicable Law, such Pledgor shall use commercially reasonable efforts to comply with the federal Assignment of Claims Act of 1940 or other Applicable Law with respect thereto.
IV.4
Delivery of Certain Collateral; Further Actions. All Instruments with a face amount in excess of $2,500,000 and certificates included in the Collateral representing or evidencing any Accounts, Investment Property or other Collateral shall be delivered promptly to the Administrative Agent pursuant hereto to be held as Collateral hereunder, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Administrative Agent, and in each case together with such other instruments or documents as the Administrative Agent may reasonably request.
IV.5
Equipment. Each Pledgor will, in accordance with business practices consistent with the historical business practices of such Pledgor as of the date hereof, maintain all material Equipment that is Collateral used by it in its business (other than obsolete or worn-out Equipment) in good repair, working order and condition (normal wear and tear excepted). No Pledgor shall knowingly permit any such Equipment to become a Fixture to any real property (other than real property the fee interest in which is subject to a mortgage in favor of the Administrative Agent).
IV.6
Inventory. Each Pledgor will, in accordance with business practices consistent with the historical business practices of such Pledgor as of the date hereof, maintain all Inventory that is Collateral held by it or on its behalf in good saleable or useable condition. Unless notified otherwise by the Administrative Agent in accordance with the terms hereof, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Loan Documents, process, use and, in the ordinary course of business but not otherwise, sell its Inventory.
IV.7
Intellectual Property.
(a)
Each applicable Pledgor will, at its own expense, execute and deliver to the Administrative Agent on the Closing Date fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral registered in the U.S. Copyright Office or the U.S. Patent and Trademark Office, as the case may be, described in Annex D, E or F hereto. In the event that after the date hereof any Pledgor shall acquire any material registered Copyright, Patent or Trademark, or effect any registration of any Copyright, Patent or Trademark used in the conduct of its business or file any application for registration thereof in the U.S. Copyright Office or the U.S. Patent and Trademark Office, such Pledgor shall furnish written notice thereof to the Administrative Agent in the Compliance Certificate delivered for the fiscal quarter of Crawford during which such acquisition, registration or application occurs, together with information sufficient to permit the Administrative Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Administrative Agent to) modify this Agreement, as appropriate, by amending Annexes D, E and F hereto or to add additional exhibits hereto to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement, and such Pledgor shall additionally, at its own expense, execute and deliver to the Administrative Agent, as promptly as possible (but in any event within ten Business Days or such longer period as the Administrative Agent may agree) after the date of delivery of notice of such acquisition, registration or application, as applicable, with regard to United States Patents, Trademarks and Copyrights, fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office

CHAR1\1838878v4

as more fully described hereinabove, together in all instances with any other agreements, instruments and documents that the Administrative Agent may reasonably request from time to time to further effect and confirm the assignment and security interest created by this Agreement in such Copyrights, Patents and Trademarks, and each Pledgor hereby appoints the Administrative Agent its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Pledgor.
(b)
Each Pledgor (either itself or through its licensees or its sublicensees) will, for each material Trademark used in the conduct of its business, use commercially reasonable efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by Applicable Law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.
(c)
Each Pledgor (either itself or through its licensees or sublicensees) will refrain from committing any act, or omitting any act, whereby any material Patent used in the conduct of such Pledgor’s business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as required by applicable patent laws.
(d)
Each Pledgor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright used in the conduct of such Pledgor’s business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws.
(e)
Each Pledgor shall notify the Administrative Agent promptly if it knows that any material Patent, Trademark or Copyright used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or any court) regarding such Pledgor’s ownership of such material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.
(f)
Each Pledgor will take all necessary steps that are consistent with the practice in any proceeding before the U.S. Patent and Trademark Office, U.S. Copyright Office or any office or agency in any political subdivision of the United States, to maintain and pursue each application relating to material Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) used in the conduct of such Pledgor’s business and to maintain each registration of such material Patents, Trademarks and Copyrights, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with sound business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
(g)
In the event that any Collateral consisting of a material Patent, Trademark or Copyright used in the conduct of any Pledgor’s business is believed infringed, misappropriated or diluted by a third party, such Pledgor shall notify the Administrative Agent promptly after it learns thereof and shall, if consistent with sound business judgment as determined by such Pledgor, promptly sue for infringement, misappropriation or dilution and to recover damages for such

CHAR1\1838878v4

infringement, misappropriation or dilution, and take such other actions as are reasonably necessary under the circumstances to protect such Collateral.
(h)
During the continuance of an Event of Default, each Pledgor shall, unless otherwise agreed by the Administrative Agent, use its reasonable best efforts to obtain all requisite consents or approvals from the licensor of each material License used in the conduct of its business that is Collateral included within the Copyright Collateral, Patent Collateral or Trademark Collateral to effect the assignment of all of such Pledgor’s right, title and interest thereunder to the Administrative Agent or its designee.
IV.8
[Reserved].
IV.9
[Reserved].
IV.10
Collateral in Possession of Third Party. Without limiting the generality of any other provision of this Agreement, each Pledgor agrees that it shall not permit any goods that constitute Collateral the aggregate value of which exceeds $2,500,000 to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person shall have been notified of the security interest created by this Agreement (or, if required under Applicable Law in order to perfect the Administrative Agent’s security interest in such Collateral, such bailee or other Person shall have acknowledged to the Administrative Agent in writing that it is holding such Collateral for the benefit of the Administrative Agent and subject to such security interest and to the instructions of the Administrative Agent).
IV.11
Commercial Tort Claims. Each Pledgor agrees that it will, promptly upon becoming aware of any Commercial Tort Claim in its favor in excess of $5,000,000, furnish to the Administrative Agent a description thereof meeting the requirements of Section 9-108(e) of the UCC, execute and deliver such documents, financing statements and other instruments, and take such other action, as the Administrative Agent may reasonably request in order to include such Commercial Tort Claim as Collateral hereunder and to perfect the security interest of the Administrative Agent therein.
IV.12
Protection of Security Interest. Each Pledgor agrees that it will, at its own cost and expense, take any and all actions reasonably necessary to warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all other Persons.
ARTICLE V

Certain provisions relating to Pledged Equity
V.1
After-Acquired Equity Interests; Ownership.
(a)
If any Pledgor shall, at any time and from time to time after the date hereof, acquire Collateral consisting of additional capital stock or other Pledged Equity that constitutes Collateral in any Person of the types described in the definition of the term “Pledged Equity,” the same shall be automatically deemed to be Pledged Equity hereunder, and to be pledged to the Administrative Agent pursuant to Section 2.1 (subject, in the case of Pledged Equity in Foreign Subsidiaries to the limitation set forth in the proviso in Section 2.1(xviii)), and such Pledgor will promptly pledge and deposit the same with the Administrative Agent and deliver to the Administrative Agent any certificates therefor, together with undated stock powers or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance reasonably satisfactory to the Administrative Agent, together with such other certificates and instruments as the Administrative

CHAR1\1838878v4

Agent may reasonably request (including UCC financing statements or appropriate amendments thereto), and will promptly thereafter deliver to the Administrative Agent a fully completed and duly executed amendment to this Agreement in the form of Exhibit D (each, a “Pledge Amendment”) in respect thereof. Each Pledgor hereby authorizes the Administrative Agent to attach each such Pledge Amendment to this Agreement, and agrees that all such Collateral listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the failure of any Pledgor to execute and deliver any Pledge Amendment with respect to any such additional Collateral as required hereinabove shall not impair the security interest of the Administrative Agent in such Collateral or otherwise adversely affect the rights and remedies of the Administrative Agent hereunder with respect thereto.
(b)
If any Pledged Equity (whether now owned or hereafter acquired) included in the Collateral constitutes an “uncertificated security” within the meaning of the UCC and that has a value in excess of $5,000,000, each applicable Pledgor will promptly notify the Administrative Agent thereof and will promptly take and cause to be taken, and will cause the issuer to take, all actions required under Articles 8 and 9 of the UCC and any other Applicable Law, to enable the Administrative Agent to acquire “control” of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the UCC) and as may be otherwise necessary to perfect the security interest of the Administrative Agent therein.
V.2
Voting Rights. Each Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to its Pledged Equity that constitutes Collateral (subject to its obligations under Section 5.1(a)), and, unless an Event of Default has occurred and is continuing, the Administrative Agent will execute and deliver or cause to be executed and delivered to each applicable Pledgor all such proxies and other instruments as such Pledgor may reasonably request in writing to enable such Pledgor to exercise such voting and other consensual rights; provided, however, that no Pledgor will cast any vote, give any consent, waiver or ratification, or take or fail to take any action, in any manner that could reasonably be expected to violate any of the terms of this Agreement, the Credit Agreement or any other Loan Document or have the effect of materially and adversely impairing the position or interests of the Secured Parties (except as otherwise permitted under the Credit Agreement).
V.3
Dividends and Other Distributions. Except as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash in respect of the Pledged Equity may be paid to and retained by the Pledgors in a manner consistent with the Credit Agreement; provided, however, that all such interest, income, dividends, distributions and other amounts with respect to Pledged Equity constituting Collateral shall, at all times after the occurrence and during the continuance of an Event of Default, be paid to the Administrative Agent and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations in accordance with the terms of the Credit Agreement). During the existence of any Event of Default, the Administrative Agent shall also be entitled at all times to receive directly, and to retain as part of the Collateral, (i) all interest, income, dividends, distributions or other amounts paid or payable in cash or other property in respect of any Pledged Equity that constitutes Collateral in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of the applicable issuer to the extent representing (in the reasonable judgment of the Administrative Agent) an extraordinary, liquidating or other distribution in return of capital, (ii) all additional Pledged Equity or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Pledged Equity that constitutes Collateral in connection with any noncash dividend, distribution, return of capital, spin-off, stock split, split-up, reclassification, combination of shares or interests or similar rearrangement, and (iii) without affecting any restrictions against such actions contained in the Credit Agreement, all additional Pledged Equity or other securities or property (including cash) paid or payable or distributed or distributable in respect of any Pledged Equity that constitutes Collateral in connection with any consolidation, merger, exchange of securities, liquidation or other

CHAR1\1838878v4

reorganization. All interest, income, dividends, distributions or other amounts that are received by any Pledgor in violation of the provisions of this Section shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsements). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this Section shall be retained by the Administrative Agent in a Collateral Account (as hereinafter defined) upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 6.2. The Administrative Agent shall, within five Business Days after all Events of Default have been cured or waived, repay to each applicable Pledgor all cash interest, income, dividends, distributions and other amounts that such Pledgor would otherwise be permitted to retain pursuant to the provisions of this Section and that remain in such Collateral Account.
ARTICLE VI

REMEDIES
VI.1
Remedies. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Loan Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the UCC, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:
(a)
To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of the Administrative Agent created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Administrative Agent or to an account designated by the Administrative Agent; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other Instruments) received by any Pledgor in respect of any Accounts, Contracts or other Collateral shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid over or delivered to the Administrative Agent in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein; and by this provision, each Pledgor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from the Administrative Agent to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize the Administrative Agent as owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for the Administrative Agent or the Administrative Agent’s designee as though the Administrative Agent or such designee were such Pledgor named therein, and to do so until otherwise notified by the Administrative Agent;
(b)
To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other Instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Pledgor concerning Accounts and other Collateral; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on

CHAR1\1838878v4

Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;
(c)
To notify any or all depository institutions with which any Deposit Accounts constituting Collateral are maintained and which Deposit Accounts are subject to Control in favor of the Administrative Agent to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to the Administrative Agent, for deposit in a Collateral Account or such other accounts as may be designated by the Administrative Agent, for application to the Secured Obligations as provided herein;
(d)
To transfer to or register in its name or the name of any of its Administrative Agents or nominees all or any part of the Collateral, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;
(e)
To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or any part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place designated by the Administrative Agent;
(f)
To enter and remain upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Administrative Agent or any designated agent for such time as the Administrative Agent may desire, in order to effectively collect or liquidate the Collateral;
(g)
To exercise (i) all voting, consensual and other rights and powers pertaining to the Pledged Equity that constitutes Collateral (whether or not transferred into the name of the Administrative Agent), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Equity as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Equity that constitutes Collateral upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Equity), and in connection therewith, the right to deposit and deliver any and all of such Pledged Equity with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine, and give all consents, waivers and ratifications in respect of such Pledged Equity, all without liability except to account for any property actually received by it, but the Administrative Agent shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Pledgor will promptly execute and deliver or cause to be executed and delivered to the Administrative Agent, upon request, all such proxies and other instruments as the Administrative Agent may reasonably request to enable the Administrative Agent to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTATIVE AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR, WITH FULL POWER

CHAR1\1838878v4

OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY PLEDGED EQUITY THAT CONSTITUTES COLLATERAL WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT; and
(h)
To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Pledged Equity that constitutes Collateral may be listed, at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem satisfactory. If any of the Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Administrative Agent may resell such Collateral. In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Administrative Agent. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Administrative Agent to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under Applicable Law, the Administrative Agent shall give the applicable Pledgor at least ten days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Administrative Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by Applicable Law, upon each private sale, the Administrative Agent may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.
VI.2
Application of Proceeds.
(a)
All Proceeds collected by the Administrative Agent upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Administrative Agent hereunder, shall be applied in accordance with the provisions of Section 8.03 of the Credit Agreement. If any Lender or Affiliate thereof that is a party to a Secured Hedge Agreement or Secured Cash Management Agreement with any Consolidated Entity (the obligations of the applicable Consolidated Entity under which are Secured Obligations) ceases to be a Lender or Affiliate thereof, such former Lender or Affiliate thereof shall nevertheless continue to be a Secured Party hereunder with respect to the Secured Obligations under such Secured Hedge

CHAR1\1838878v4

Agreement or Secured Cash Management Agreement, to the extent provided in the definitions of Secured Hedge Agreement or Secured Cash Management Agreement, as applicable.
(b)
In the event that the proceeds of any such sale, disposition or realization are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal or such other rate as shall be fixed by Applicable Law, together with the costs of collection and all other fees, costs and expenses payable hereunder.
(c)
Upon any sale of any Collateral hereunder by the Administrative Agent (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Administrative Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.
VI.3
Collateral Accounts. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Administrative Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 6.2.
VI.4
Grant of License. Each Pledgor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Administrative Agent shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Administrative Agent shall be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.
VI.5
Private Sales.
(a)
Each Pledgor recognizes that the Administrative Agent may be compelled, at any time after the occurrence and during the continuance of an Event of Default, to conduct any sale of all or any part of the Pledged Equity that constitutes Collateral without registering or qualifying such Pledged Equity under the Securities Act of 1933 (the “Securities Act”), and/or any applicable state securities laws in effect at such time. Each Pledgor acknowledges that any such private sales may be made in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms that

CHAR1\1838878v4

might be less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such sale shall not be deemed not to have been made in a commercially reasonable manner solely because it was conducted as a private sale, and agrees that the Administrative Agent shall have no obligation to conduct any public sales and no obligation to delay the sale of any Pledged Equity that constitutes Collateral for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Pledged Equity that constitutes Collateral, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. Each Pledgor hereby waives any claims against the Administrative Agent or any other Secured Party arising by reason of the fact that the price at which any Pledged Equity may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Equity to more than one offeree.
(b)
Each Pledgor agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors.
VI.6
The Pledgors Remain Liable. Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable under all Contracts to which it is a party included within the Collateral (including, without limitation, all Ownership Agreements) to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of its rights or remedies hereunder shall not release any Pledgor from any of its obligations under any of such Contracts, and (iii) except as specifically provided for hereinbelow, the Administrative Agent shall not have any obligation or liability by reason of this Agreement under any of such Contracts, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. The powers, rights and remedies conferred on the Administrative Agent hereunder are solely to protect its interest and privilege in such Contracts, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.
VI.7
Waivers. Each Pledgor, to the greatest extent not prohibited by Applicable Law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Administrative Agent’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Administrative Agent, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Administrative Agent to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein). In

CHAR1\1838878v4

addition, each Pledgor agrees not to exercise any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Collateral by the Administrative Agent until the occurrence of the Termination Requirements.
ARTICLE VII

THE ADMINISTRATIVE AGENT
VII.1
The Administrative Agent; Standard of Care. The Administrative Agent will hold all items of the Collateral at any time received under this Agreement in accordance with the provisions hereof. The obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the other Loan Documents, are only those expressly set forth in this Agreement and the other Loan Documents. The Administrative Agent shall act hereunder at the direction, or with the consent, of the Required Lenders on the terms and conditions set forth in the Credit Agreement. The powers conferred on the Administrative Agent hereunder are solely to protect its interest, on behalf of the Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property of a similar nature, and the accounting for monies actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Administrative Agent nor any other Secured Party shall be liable to any Pledgor (i) for any loss or damage sustained by such Pledgor, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Administrative Agent or any other Secured Party of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Administrative Agent or any other Secured Party, except to the extent that the same is caused by its own gross negligence or willful misconduct or results from a claim brought by such Pledgor against the Administrative Agent or such Secured Party, as the case may be, for breach in bad faith of such Person’s obligations hereunder or under any other Loan Document, if such Pledgor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.
VII.2
Further Assurances; Attorney-in-Fact.
(a)
Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any UCC jurisdiction any financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Pledgor or words of similar effect, regardless of whether any particular asset included within the Collateral falls within the scope of Article 9 of the UCC of any such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment.
(b)
Each Pledgor agrees that it will do such further acts and things (including, without limitation, making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and to execute and deliver to the Administrative Agent such additional conveyances, assignments, agreements and instruments as the Administrative Agent may reasonably require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder; provided, however, that no Pledgor shall be obligated or required to take any

CHAR1\1838878v4

action outside of the United States to perfect, establish, confirm or maintain the security interest or Lien provided for herein or otherwise with respect to the performance of any obligations of any Pledgor hereunder, except with respect to the pledge of the Capital Stock of the Foreign Subsidiary Borrowers. In addition to the foregoing, and notwithstanding anything to the contrary set forth herein or in any other Loan Document, no perfection actions other than the filing of UCC financing statements shall be required with respect to (i) Letter-of-Credit Rights other than a Letter-of-Credit Right with a value in excess of $2,500,000, except as to which perfection may be accomplished solely by the filing of a UCC financing statement, (ii) a Commercial Tort Claim in excess of $5,000,000 or (iii) any Instrument or Chattel Paper evidencing debt in a principal amount of less than $2,500,000.
(c)
Each Pledgor hereby irrevocably appoints the Administrative Agent its lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Administrative Agent or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Administrative Agent’s discretion after the occurrence and during the continuance of an Event of Default (except for the actions described in clause (i) below, which may be taken by the Administrative Agent without regard to whether an Event of Default has occurred) to take any action and to execute any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:
(i)
to sign the name of such Pledgor on any financing statement, continuation statement, notice or other similar document that, in the Administrative Agent’s opinion, should be made or filed in order to perfect or continue perfected the security interest granted under this Agreement in the Collateral;
(ii)
to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(iii)
to receive, endorse and collect any checks, drafts, Instruments, Chattel Paper and other orders for the payment of money made payable to such Pledgor representing any interest, income, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;
(iv)
to obtain, maintain and adjust any property or casualty insurance required to be maintained by such Pledgor under Section 6.06 of the Credit Agreement and direct the payment of proceeds thereof to the Administrative Agent;
(v)
to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become Secured Obligations of the Pledgors to the Administrative Agent, due and payable immediately and without demand;
(vi)
to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

CHAR1\1838878v4

(vii)
to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Administrative Agent’s option and the Pledgors’ expense, all other acts and things deemed necessary by the Administrative Agent to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.
(d)
If any Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Administrative Agent (provided that no such request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), the Administrative Agent may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgors under Section 8.1.
ARTICLE VIII

MISCELLANEOUS
VIII.1
Indemnity and Expenses. The Pledgors agree jointly and severally:
(a)
To indemnify and hold harmless each Indemnitee to the extent required by Section 11.04(b) of the Credit Agreement, which provision is incorporated herein, mutatis mutandis; and
(b)
To reimburse the Administrative Agent upon demand for all reasonable documented out-of-pocket costs and expenses incurred by the Administrative Agent (including the reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent, limited to (x) a single primary counsel and (y) a single local counsel to the Administrative Agent in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions)), in each case in connection with (i) the engagement of appraisers, consultants, auditors or similar Persons by the Administrative Agent at any time to render opinions concerning the value of the Collateral, (ii) the creation, perfection and maintenance of the perfection of the Administrative Agent’s Liens upon the Collateral, including, without limitation, Lien search, filing and recording fees, (iii) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (iv) the exercise or enforcement of any rights or remedies granted hereunder, under any of the other Loan Documents or otherwise available to it (whether at law, in equity or otherwise), or (v) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this Section 8.1 shall survive the execution and delivery of this Agreement and the satisfaction of the Termination Requirements.
VIII.2
No Waiver. The rights and remedies of the Secured Parties expressly set forth in this Agreement and the other Loan Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Pledgors and the Secured Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Loan

CHAR1\1838878v4

Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.
VIII.3
Enforcement. By its acceptance of the benefits of this Agreement, each Lender agrees that this Agreement may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Lender shall have any right individually to enforce or seek to enforce this Agreement or to realize upon any Collateral or other security given to secure the payment and performance of the Secured Obligations.
VIII.4
Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by any party hereto from, any provision of this Agreement, shall be effective unless in a writing signed by the Pledgors, the Administrative Agent and such of the Lenders as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.
VIII.5
Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the occurrence of the Termination Requirements, (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders or except pursuant to a transaction permitted under Section 7.01 of the Credit Agreement) and (iii) inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Loan Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall terminate (provided that the provisions of Section 8.1 shall survive the termination of this Agreement); and in connection with any such release or termination, the Administrative Agent, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Administrative Agent (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledgor Accession.
VIII.6
Additional Pledgors. Each Pledgor recognizes that the provisions of the Credit Agreement require Persons that become Material Domestic Subsidiaries of Crawford, and that are not already parties hereto, to execute and deliver a Pledgor Accession, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Administrative Agent’s actions in effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.

CHAR1\1838878v4

VIII.7
Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows: if to any Pledgor, to the address, fax number or e-mail address specified for Borrowers on Schedule 1.01(a) of the Credit Agreement; if to the Administrative Agent, to the address, fax number or e-mail address specified for such Person on Schedule 1.01(a) of the Credit Agreement. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).
VIII.8
Governing Law, Etc.
(a)
This Agreement and any claims, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated by hereby shall be governed by, and construed in accordance with, the law of the State of New York.
(b)
Each Pledgor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, any L/C Issuer or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such state court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or any L/C Issuer may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor or any other Loan Party or its properties in the courts of any jurisdiction.
(c)
Each Pledgor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 8.8(b). Each Pledgor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)
Each Pledgor hereto irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.
IV.1
Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT

CHAR1\1838878v4

OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.9.
IV.2
Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 8.10, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.
IV.3
Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.
IV.4
Electronic Execution; Electronic Records; Counterparts. This Agreement and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Pledgors and the Administrative Agent agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Pledgor without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart. As used herein, “Communication” means this

CHAR1\1838878v4

Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.
IV.5
Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
IV.6
Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Pledgor in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of the Credit Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Pledgor in the Agreement Currency, such Pledgor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Pledgor (or to any other Person who may be entitled thereto under Applicable Law).

[The remainder of this page left blank intentionally.]

CHAR1\1838878v4

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers or duly authorized signatories as of the date first above written.

CRAWFORD & COMPANY,

a corporation organized under the laws of Georgia

By: /s/ Thomas J. Welch_______________________

Name: Thomas J. Welch

Title: Treasurer and Vice President

CRAWFORD & COMPANY INTERNATIONAL, INC.,

a corporation organized under the laws of Georgia

By: /s/ Thomas J. Welch_______________________

Name: Thomas J. Welch

Title: Treasurer and Vice President

CRAWFORD & COMPANY EMEA/A-P HOLDINGS LIMITED,

a limited company organized under the laws of England and Wales with registered number 06802708

By: /s/ W. Bruce Swain ______________________

Name: W. Bruce Swain

Title: Director

CRAWFORD & COMPANY ADJUSTERS LIMITED,

a limited company organized under the laws of England and Wales with registered number 02067042

By: /s/ Stephen D. Pearsall______________________

Name: Stephen D. Pearsall

Title: Director

RISK SCIENCES GROUP, INC.,

a corporation organized under the laws of Delaware

By: /s/ Thomas J. Welch_______________________

Name: Thomas J. Welch

Title: Treasurer

CHAR1\1838878v4

BROADSPIRE SERVICES, INC.,

a corporation organized under the laws of Delaware

By: /s/ Thomas J. Welch_______________________

Name: Thomas J. Welch

Title: Treasurer and Chief Financial Officer

CRAWFORD CATASTROPHE SERVICES, LLC,

a limited liability company organized under the laws of Delaware

By: /s/ Thomas J. Welch_______________________

Name: Thomas J. Welch

Title: Treasurer

CHAR1\1838878v4

Accepted and agreed to:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Maurice Washington_______________________

Name: Maurice Washington

Title: Vice President

CHAR1\1838878v4

ANNEX A

FILING LOCATIONS

Name of Pledgor	Filing Location
Secretary of State of

CHAR1\1838878v4

ANNEX B

JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS

[PLEDGOR]

Jurisdiction of Incorporation/Organization:	______________________
Federal Tax ID no.:	______________________
Organizational ID no.:	______________________ [N/A]
Chief Executive Office Address:	______________________ ______________________ ______________________
Records Related to Collateral:	______________________ ______________________ ______________________
Locations of Equipment or Inventory:	______________________ ______________________ ______________________
Other places of business:	______________________ ______________________ ______________________
Trade/fictitious or prior corporate names (last five years):	______________________
Names used in tax filings (last five years):	______________________

CHAR1\1838878v4

ANNEX C

PLEDGED EQUITY

Name of Issuer	Type of Equity	Certificate Number	No. of shares (if applicable)	Percentage of Outstanding Equity in Issuer

CHAR1\1838878v4

ANNEX D

COPYRIGHTS AND COPYRIGHT APPLICATIONS

Pledgor	Application or Registration No.	Country	Issue or Filing Date

CHAR1\1838878v4

ANNEX E

PATENTS AND PATENT APPLICATIONS

Pledgor	Application or Registration No.	Country	Inventor	Issue or Filing Date

CHAR1\1838878v4

ANNEX F

TRADEMARKS AND TRADEMARK APPLICATIONS

Pledgor	Mark	Application or Registration No.	Country	Issue or Filing Date

CHAR1\1838878v4

ANNEX G

[Reserved]

CHAR1\1838878v4

ANNEX H

[Reserved]

CHAR1\1838878v4

ANNEX I

COMMERCIAL TORT CLAIMS

[None.]

CHAR1\1838878v4

EXHIBIT A

GRANT OF SECURITY INTEREST
IN COPYRIGHTS

This Grant of Security Interest in Copyrights (the “Grant”), dated as of November 5, 2021, is made by [NAME OF PLEDGOR] (the “Pledgor”) in favor of Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Pledgor has entered into a Security and Pledge Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”; capitalized terms used herein without definition have the meanings given to them in the Security Agreement), dated as of November 5, 2021, in which the Pledgor has agreed with the Administrative Agent, to execute this Grant; and

WHEREAS, the Pledgor is the owner of the Copyright Collateral, including copyright applications and registrations listed on Schedule A attached hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations, the Pledgor hereby pledges, assigns and delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of such Pledgor’s right, title and interest in and to the Copyright Collateral, and the use thereof, together with all Proceeds thereof. This Grant has been given in conjunction with the security interest granted to the Administrative Agent under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

[NAME OF PLEDGOR]

By:

Name:

Title:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

Name:

Title:

CHAR1\1838878v4

Schedule A

COPYRIGHTS AND COPYRIGHT APPLICATIONS

Owner	Application or Registration No.	Country	Registration or Filing Date

CHAR1\1838878v4

EXHIBIT B

GRANT OF SECURITY INTEREST
IN PATENTS AND TRADEMARKS

This Grant of Security Interest in Patents and Trademarks (the “Grant”), dated as of November 5, 2021, is made by [NAME OF PLEDGOR] (the “Pledgor”) in favor of Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Pledgor has entered into a Security and Pledge Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”; capitalized terms used herein without definition have the meanings given to them in the Security Agreement), dated as of November 5, 2021, in which the Pledgor has agreed with the Administrative Agent, to execute this Grant; and

WHEREAS, the Pledgor is the owner of the Patent Collateral and Trademark Collateral, including the patent and trademark applications and registrations listed on Schedule A attached hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations, the Pledgor hereby pledges, assigns and delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of such Pledgor’s right, title and interest in and to the Patent Collateral and Trademark Collateral, and the use thereof, together with all Proceeds thereof. This Grant has been given in conjunction with the security interest granted to the Administrative Agent under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

[NAME OF PLEDGOR]

By:

Name:

Title:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

Name:

Title:

CHAR1\1838878v4

Schedule A

TRADEMARKS AND TRADEMARK APPLICATIONS

Owner	Mark	Application or Registration No.	Country	Issue or Filing Date

PATENTS AND PATENT APPLICATIONS

Owner	Application or Registration No.	Country	Inventor	Issue or Filing Date

CHAR1\1838878v4

EXHIBIT C

FORM OF
PLEDGOR ACCESSION

THIS PLEDGOR ACCESSION (this “Accession”), dated as of _____________, ____, is executed and delivered by [NAME OF NEW PLEDGOR], a ______________ corporation (the “New Pledgor”), in favor of Bank of America, N.A., in its capacity as Administrative Agent under the Credit Agreement referred to hereinbelow (in such capacity, the “Administrative Agent”), pursuant to the Security Agreement (as defined below).

Reference is made to the Credit Agreement, dated as of November 5, 2021, among Crawford & Company, a Georgia corporation (“Crawford”), Crawford & Company Risk Services Investments Limited, a limited company incorporated under the laws of England and Wales with registered number 02855446, Crawford & Company (Canada) Inc., a corporation incorporated under the laws of Canada, Crawford & Company (Australia) Pty. Ltd., a proprietary limited company organized in Australia (ACN 002 317 133), the Lenders party thereto, the Administrative Agent and the other Persons party thereto (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”). In connection with and as a condition to the initial and continued extensions of credit under the Credit Agreement, (i) certain Subsidiaries, pursuant to a Guaranty Agreement, dated as of November 5, 2021 (as amended, modified, restated or supplemented from time to time, the “Guaranty Agreement”), have guaranteed the payment in full of the obligations of Crawford under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and (ii) Crawford and certain Subsidiaries, pursuant to a Security and Pledge Agreement, dated as of November 5, 20121 (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), have granted in favor of the Administrative Agent a security interest in and Lien upon the Collateral described therein as security for their obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents. Capitalized terms used herein without definition shall have the meanings given to them in the Security Agreement.

Crawford has agreed under the Credit Agreement to cause each future Material Domestic Subsidiary to become a party to the Guaranty Agreement as a guarantor thereunder and to the Security Agreement as a Pledgor thereunder. The New Pledgor is (a) a Material Domestic Subsidiary of Crawford and, as required by the Credit Agreement, has become a guarantor under the Guaranty Agreement as of the date hereof or (b) a Person Crawford has determined should become, and has become, a party to the Guaranty Agreement as a guarantor as of the date hereof. The New Pledgor will obtain benefits as a result of the continued extension of credit to each Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to continue to extend credit to each Borrower under the Credit Agreement, the New Pledgor hereby agrees as follows:

1. The New Pledgor hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 2.1 of the Security Agreement, and as security for all of the Secured Obligations, the New Pledgor hereby pledges, assigns and delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral as set forth in Section 2.1 of the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.

CHAR1\1838878v4

2. The New Pledgor hereby represents and warrants that (i) Schedule 1 hereto sets forth all information required to be listed on Annexes A, B, C, D, E, F, G, H and I to the Security Agreement in order to make each representation and warranty relating to it contained in Sections 3.1 and 3.2 of the Security Agreement qualified as to materiality true and correct and those not so qualified true and correct in all material respects, in each case as of the date hereof and after giving effect to this Accession (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date), and (ii) after giving effect to this Accession and to the incorporation into such Annexes, as applicable, of the information set forth in Schedule 1, each representation and warranty relating to it contained in Article III of the Security Agreement qualified as to materiality is true and correct and those not so qualified are true and correct in all material respects, in each case as of the date hereof and after giving effect to this Accession (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date).

3. This Accession shall be a Loan Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the New Pledgor and its successors and assigns, and shall inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. This Accession and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

CHAR1\1838878v4

IN WITNESS WHEREOF, the New Pledgor has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

[NAME OF NEW PLEDGOR]

By: ________________________________

Title: ________________________________

CHAR1\1838878v4

Schedule 1

Information to be added to Annex A of the Security Agreement:

FILING LOCATIONS

Name of Pledgor	Filing Location
Secretary of State of ____________

Information to be added to Annex B of the Security Agreement:

JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS

[Name of Pledgor:]

Jurisdiction of Incorporation/Organization:	______________________
Federal Tax ID no.:	______________________
Organizational ID no.:	______________________ [N/A]
Chief Executive Office Address:	______________________ ______________________ ______________________
Records Related to Collateral:	______________________ ______________________ ______________________
Locations of Equipment or Inventory:	______________________ ______________________ ______________________
Other places of business:	______________________ ______________________ ______________________
Trade/fictitious or prior corporate names (last five years):	______________________
Names used in tax filings (last five years):	______________________

CHAR1\1838878v4

Information to be added to [Annexes C/D/E/F/G/H/I] of the Security Agreement:

[Complete as applicable]

CHAR1\1838878v4

EXHIBIT D

PLEDGE AMENDMENT

THIS PLEDGE AMENDMENT, dated as of _______________, _____, is delivered by [NAME OF PLEDGOR] (the “Pledgor”) pursuant to Section 5.1 of the Security Agreement referred to hereinbelow. The Pledgor hereby agrees that this Pledge Amendment may be attached to the Security and Pledge Agreement, dated as of November 5, 2021, made by the Pledgor and certain other pledgors named therein in favor of Bank of America, N.A., as Administrative Agent (as amended, modified, restated or supplemented from time to time, the “Security Agreement,” capitalized terms defined therein being used herein as therein defined), and that the Pledged Equity listed on Schedule 1 to this Pledge Amendment shall be deemed to be part of the Pledged Equity within the meaning of the Security Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Security Agreement. This Pledge Amendment and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

[NAME OF PLEDGOR]

By: ________________________________

Title: ________________________________

CHAR1\1838878v4

Schedule 1

PLEDGED EQUITY

Name of Issuer	Type of Interests	Certificate Number	No. of shares (if applicable)	Percentage of Outstanding Interests in Issuer

CHAR1\1838878v4